SUPPLEMENT TO PROSPECTUS OF
                          EVERGREEN SELECT EQUITY TRUST


I.       Evergreen Select Diversified Value Fund
         Evergreen Select Large Cap Blend Fund
         (together "the Funds")

         Proposed Fund Reorganization

         On March 24, 2000 the Board of Trustees of the Evergreen Funds approved a proposal to reorganize the Funds into Evergreen Stock Selector Fund ("Stock Selector"). If the shareholders of the Funds approve the proposal, all of the assets of the Funds will be transferred to Stock Selector and shareholders of the Funds will receive shares of Stock Selector in exchange for their shares. Shareholders of record of the Funds as of April 28, 2000, are scheduled to vote on the proposal at a special meeting of shareholders to be held on July 14, 2000. If approved, the reorganization is proposed to take place on or about July 21, 2000. Shareholders of the Funds will be mailed information detailing the proposal on or about May 26, 2000.

Evergreen Select Small Company Value Fund

         Proposed Fund Reorganization

         On March 24, 2000 the Board of Trustees of the Evergreen Funds approved a proposal to reorganize Evergreen Select Small Company Value Fund ("Select Small Company") into Evergreen Small Cap Value Fund ("Small Cap Value"). If the shareholders of Select Small Company approve the proposal, all of the assets of Select Small Company will be transferred to Small Cap Value and shareholders of Select Small Company will receive shares of Small Cap Value in exchange for their shares. Shareholders of record of Select Small Company as of April 28, 2000, are scheduled to vote on the proposal at a special meeting of shareholders to be held on July 14, 2000. If approved, the reorganization is proposed to take place on or about July 21, 2000. Shareholders of Select Small Company will be mailed information detailing the proposal on or about May 26, 2000.

Evergreen Select Social Principles Fund

         Proposed Fund Reorganization

         On March 24, 2000 the Board of Trustees of the Evergreen Funds approved a proposal to reorganize Evergreen Select Social Principles Fund ("Select Social Principles") into Evergreen Select Special Equity Fund ("Select Special Equity"). If the shareholders of Select Social Principles approve the proposal, all of the assets of Select Social Principles will be transferred to Select Special Equity and shareholders of Select Social Principles will receive shares of Select Special Equity in exchange for their shares. Shareholders of record of Select Social Principles as of April 28, 2000, are scheduled to vote on the proposal at a special meeting of shareholders to be held on July 14, 2000. If approved, the reorganization is proposed to take place on or about July 21, 2000. Shareholders of Select Social Principles will be mailed information detailing the proposal on or about May 26, 2000.

April 3, 2000

II.      Evergreen Select Small Company Value Fund

         The first sentence under the section entitled "INVESTMENT STRATEGY" in the Fund's November 1, 1999 prospectus is restated as follows:

         "The Fund invests primarily in common stocks of small U.S. companies (less than $1.5 billion in market capitalization at the time of purchase)."

         Additionally, the section of the prospectus entitled "THE FUNDS' PORTFOLIO MANAGERS" is supplemented as follows:

         Jordan Alexander, CFA, has managed the Fund since September 1999. Mr. Alexander joined EAMC as a research analyst in 1998. Prior to joining EAMC, he was employed by PaineWebber Incorporated as an associate health care analyst in 1995. Prior to PaineWebber, Mr. Alexander worked as a senior financial analyst in the Valuations Services Division of Arthur Andersen in 1990.

April 7, 2000


III.     Evergreen Select Diversified Value Fund

     Eric M. Teal, Jay Zelko and Timothy M. Stevenson, CFA, co-manage the Fund. Mr. Teal has managed the Fund since June 1998. Mr. Teal joined FUNB in September of 1993 as an investment officer. He has been a Vice President and quantitative equity portfolio manager since September 1997. Mr. Teal has been affiliated with MIC as a portfolio manager since October 1999.

     Jay Zelko has co-managed the Fund with Mr. Teal and Mr. Stevenson since May 2000. Mr. Zelko joined FUNB in April 1994 as an Assistant Vice President and equity portfolio manager. He is an equity portfolio manager within MIC who maintains sector analytical and portfolio management responsibilities. Mr. Zelko has been affiliated with MIC as a portfolio manager since March 1999.

     Timothy M. Stevenson, CFA, has co-managed the Fund with Mr. Teal and Mr. Zelko since May 2000. Mr. Stevenson joined FUNB in November 1994 as a Senior Vice President and portfolio manager. Mr. Stevenson has been affiliated with MIC as a portfolio manager since October 1999.

May 15, 2000

IV.      Evergreen Select Special Equity Fund

         Effective July 1, 2000, the Fund will change its name to Evergreen Special Equity Fund.

         Evergreen Select Equity Index Fund

         Effective July 1, 2000, the Fund will change its name to Evergreen Equity Index Fund.


         Evergreen Equity Index Fund

         Effective July 24, 2000, the section of the Fund's prospectus entitled "THE FUNDS' PORTFOLIO MANAGERS" is supplemented to reflect the following change:

     William E. Zieff joined FCG in January 2000 as Managing Director of Global Structured Products. Mr. Zieff's previous experience includes Managing Director and co-Chief Investment Officer of the Global Asset Allocation group at Putnam Investments, Inc. from November 1996 to December 1998. From October 1992 until November 1996, Mr. Zieff was portfolio manager and head of Asset Allocation at Grantham, Mayo Van Otterloo & Co. LLC.


June 30, 2000                                                     555124 6/00